UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2017

Checkpoint Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-55506 (Commission File Number)	47-2568632 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor
New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Checkpoint Therapeutics, Inc. (“Checkpoint”) held its annual meeting of stockholders on June 14, 2017 at the offices of its legal counsel, Alston & Bird LLP, 90 Park Avenue, New York, New York 10016 at 10:00 a.m. Eastern Time. Stockholders representing 19,441,429, or 77.09%, of the 25,218,575 shares entitled to vote were represented in person or by proxy constituting a quorum. At the annual meeting, the following five proposals were approved: the election of five directors to hold office until the 2018 annual meeting, the ratification of the appointment of BDO USA, LLP as Checkpoint’s independent registered public accounting firm for the year ending December 31, 2017, an amendment to Checkpoint’s Amended and Restated 2015 Incentive Plan, the advisory vote on the compensation of Checkpoint’s named executive officers, and the advisory vote on the frequency of the advisory vote on the compensation of Checkpoint’s named executive officers. The five proposals are described in detail in Checkpoint’s definitive proxy statement dated April 28, 2017 for the annual meeting.

Proposal 1

The votes with respect to the election of five directors to hold office until the 2018 annual meeting were as follows:

Shares	For	Against	Withheld	Broker Non-Votes
Common	5,814,975	0	10,000	6,616,454
Class A	7,000,000	0	0	---

Director	For	% Voted For	Withheld	% Voted Withheld
Michael S. Weiss	12,800,975	99.81%	24,000	0.19%
Scott Boilen	12,814,975	99.92%	10,000	0.08%
Neil Herskowitz	12,814,975	99.92%	10,000	0.08%
Lindsay A. Rosenwald, MD	12,814,975	99.92%	10,000	0.08%
Barry Salzman	12,758,975	99.49%	66,000	0.51%

Proposal 2

The vote with respect to the ratification of BDO USA, LLP as Checkpoint’s independent registered accounting firm for the year ending December 31, 2017 was as follows:

Shares	Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
Common	12,372,081	0	69,348	---
Class A	7,000,000	0	0	---

Proposal 3

The vote with respect to the approval of an amendment to Checkpoint’s Amended and Restated 2015 Incentive Plan was as follows:

Shares	Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
Common	5,500,875	309,000	15,100	6,616,454
Class A	7,000,000	0	0	---

Proposal 4

The vote with respect to an advisory vote to approve the compensation of Checkpoint’s named executive officers was as follows:

Shares	Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
Common	5,625,875	109,100	90,000	6,616,454
Class A	7,000,000	0	0	---

Proposal 5

The vote with respect to the frequency of the future advisory votes on the compensation of Checkpoint’s named executive officers was as follows:

Shares	1 Year	2 Years	3 Years	Abstentions
Common	490,100	280,000	4,964,875	90,000
Class A	0	0	7,000,000	---

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT THERAPEUTICS, INC.
(Registrant)

Date: June 20, 2017	By:	/s/ James F. Oliviero
	Name:	James F. Oliviero
	Title:	President and Chief Executive Officer